                                                                   EXHIBIT 10.25

                                   AGREEMENT

                            (PARTNERSHIP INTEREST)

     THIS AGREEMENT (the "Agreement") is made and entered into the 7th day of January, 1997, between Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), and Jones International Networks, Ltd., a Colorado corporation (the "Company").

                                R E C I T A L S
                                ---------------

     A. The Company is in the business of providing audio and video programming and, through a subsidiary, is a partner in Product Information Network Venture, a Colorado partnership ("PIN").

     B.  Adelphia is a partner in PIN.

     C. Adelphia desires to sell, and the Company desires to acquire, a portion of Adelphia's percentage ownership's interest in PIN.

     D.  Adelphia is to remain a partner in PIN.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

1.  The Interest.  The subject of this Agreement is an 8.35 percentage ownership
    ------------
interest in PIN which Adelphia holds (the "Interest"), consisting of an 8.35% interest in the profits, losses and distributions of PIN. It is understood and agreed that Adelphia retains an Ownership Interest in PIN which is not part of the Interest. Upon the sale of the Interest to the Company, Adelphia shall remain as partner in PIN upon the terms and conditions of the Second Amended and Restated Partnership Agreement, in substantially the form attached hereto as Exhibit A (the "Amended Partnership Agreement").

2.  Sale of the Interest.  Upon the terms and subject to the conditions set
    --------------------
forth in this Agreement, Adelphia shall sell the Interest to the Company on the Closing Date (as hereinafter defined) in exchange for 262,500 shares of the Company's Class A Common Stock (the "Shares"). Such number of shares contemplates an initial public offering price of $12.00 per share and shall be adjusted (up or down) if the public offering price is more or less than $12.00 per share. The number of Shares shall also be subject to the effect, if any, of the admission of an additional partner to PIN prior to the Closing Date. In such event, Adelphia and the Company agree to use their best efforts to determine the effect of such event on PIN and on the value of the Interest. If the parties determine that an increase in the value of the Interest has so occurred, the Company shall issue to Adelphia an additional number of shares of Class A Common Stock to reflect such increase in value, at the same price per share that was used in the Company's public offering of shares described in
Section 7.2 of this Agreement. The increase in the value of the Interest shall be as agreed to by the parties within ten (10) days following the Closing Date. If not so agreed, the procedure for determining value set forth in Section 10.6 of this Agreement shall be used.

3.  Representations and Warranties of Adelphia.  Adelphia hereby makes the
    ------------------------------------------
following representations and warranties, each of which is true and accurate on the date hereof, will be true and accurate on the Closing Date and shall survive the Closing Date and be in effect notwithstanding any made by or on behalf of the Company.

    3.1  Ownership of the Interest.  Adelphia has good and marketable title to
         -------------------------
the Interest. Upon the Closing, the Company will acquire good and marketable title to the Interest, free and clear of any liens, claims, restrictions or encumbrances of any kind, except as may be provided in the Amended Agreement.

    3.2  Authority.  This Agreement has been duly executed and delivered to the
         ---------
Company by Adelphia, and no further action will be necessary on the part of Adelphia to make this Agreement a valid and binding obligation of Adelphia, enforceable in accordance with its terms.

    3.3  Effect of Agreement.  The execution, delivery and performance of this
         -------------------
Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument to which Adelphia is a party or by which it is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Adelphia, and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated hereby.

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     3.4  Investment Intent.  Adelphia is acquiring the Shares for investment
          -----------------
and without a present intention to make any sale, disposition, distribution or other transfer thereof.

     3.5  Investment Qualifications.  Adelphia has such knowledge and experience
          -------------------------
in financial and business matters to enable it (a) to utilize the information made available to it in connection with its investment in the Shares, (b) to understand and evaluate the merits and risks of its investment in the Shares and
(c) to protect its own interest in connection with its investment in the Shares. Adelphia's financial condition is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time and to suffer a complete loss of its investment hereunder.

     3.6  Information. Adelphia has received and reviewed the preliminary
          -----------
prospectus used by the Company in connection with the public offering described in Section 7.2 of this Agreement (the "Preliminary Prospectus"). Adelphia has been given adequate opportunities to obtain any information and documents relating to its investment in the Shares and to ask questions and receive answers about such information and documents and about the Company, its business and future prospects; and these opportunities have provided Adelphia with all additional information requested or desired by it.

     3.7  No Brokers or Finders.  No person or entity has or will have, as a
          ---------------------
result of any act or omission by Adelphia, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. Adelphia will pay and save the Company harmless against any and all liability with respect to any such commission which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

4.   Representations and Warranties of the Company. The Company hereby makes the
     ---------------------------------------------
following representations and warranties, each of which is true and accurate on the date hereof, will be true and accurate on the Closing Date and shall survive the Closing Date and be in effect notwithstanding any investigation made by or on behalf of Adelphia:

     4.1  Organization and Good Standing.  The Company is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado.

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     4.2  Authority of Company.  The execution of this Agreement by the Company,
          --------------------
its delivery to Adelphia, and the authorization and issuance of the Shares have been authorized by the Board of Directors, and this Agreement has been duly executed by an authorized officer of the Company and delivered to Adelphia, and no further corporate action will be necessary on the part of the Company to make this Agreement a valid and binding obligation of the Company, enforceable in accordance with its terms.

     4.3  Articles and Bylaws.  The Articles of Incorporation of the Company are
          -------------------
in the form set forth as Exhibit B attached hereto, and the Bylaws of the Company are in the form set forth as Exhibit C attached hereto.

     4.4  Title to Properties and Encumbrances.  The Company has title to all
          ------------------------------------
its material properties and assets, subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction, except (a) those which were incurred in the ordinary course of business for amounts not yet due or payable or for amounts which are being contested in good faith by appropriate proceedings, (b) those which do not materially affect the value of or interfere with the use made of such properties and assets and (c) those disclosed in the Preliminary Prospectus or the final prospectus used for the Public Offering.

     4.5  Litigation.  There are no legal actions, suits, arbitrations or other
          ----------
legal, administrative or governmental proceedings pending or, to the knowledge of the Company, threatened against the Company or its properties, assets or business. The Company is not in default with respect to any judgment, order, injunction or decree of any court or any governmental agency or instrumentality.

     4.6  The Shares.  The Shares, when issued pursuant to the terms of this
          ----------
Agreement, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, claims and encumbrances, other than the restrictions set forth in Section 9 hereof.

     4.7  Capitalization. The capitalization of the Company is as set forth in
          --------------
the Preliminary Prospectus. Except as provided in the Preliminary Prospectus, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatever (other than the rights granted to Adelphia hereunder) under which the Company is or may be obligated to issue any shares of capital stock of the Company or warrants or options to purchase any shares of capital stock of the Company.

     4.8  No Brokers or Finders.  No person or entity has or will have, as a
          ---------------------
result of any act or omission by the Company, any right, interest or valid claim against Adelphia for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Company will pay and save Adelphia harmless against any and all liability with respect to any such commission which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

5.   Conditions of Adelphia's Obligation.  Adelphia's obligations under this
     -----------------------------------
Agreement are subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by Adelphia.

     5.1  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date, and a certificate of a duly authorized officer of the Company to such effect shall have been delivered to Adelphia.

     5.2  Compliance with Agreement.  The Company shall have performed and
          -------------------------
complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date, and a certificate of a duly authorized officer of the Company to such effect shall have been delivered to Adelphia.

     5.3  No Material Change.  During the period from the date of this Agreement
          ------------------
through and including the Closing Date, there shall not have occurred any material change in the financial condition or business of the Company.

6.   Conditions to Company's Obligations.  The Company's obligations under this
     -----------------------------------
Agreement are subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the
Company:

     6.1  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of Adelphia under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

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     6.2  Compliance with Agreement.  Adelphia shall have performed and complied
          -------------------------
with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.


7.   Conditions to the Obligations of Both Parties.  The obligations of both
     ---------------------------------------------
parties are subject to the fulfillment prior to or on the Closing Date of the following conditions, which may be waived only by the consent of both of the parties:

     7.1  Consent Obtained.  There shall have been obtained the consent of Cox
          ----------------
Communication Information Network, Inc. to the sale of the Interest under this Agreement and to the terms of the Amended Partnership Agreement.

     7.2  Completion of the Company's Public Offering.  The Company shall have
          -------------------------------------------
completed the public offering of shares of its Class A Common Stock (the "Public Offering"). The Company agrees to deliver a copy of the final prospectus used by the Company in the Public Offering to Adelphia at least twenty-four (24) hours prior to the Closing, as defined in Section 8.1.

8.   Closing
     -------

     8.1  Closing Date.  The sale of the Interest shall be effected at the
          ------------
Closing ("Closing") which shall be held on the day of (or the business day immediately prior to) the closing of the Public Offering by the Company. The Company shall notify Adelphia at least twenty-four (24) hours prior to the Closing (the "Closing Date"). The Closing shall be held at the office of the Company.

     8.2  Delivery at Closing.  At the Closing, the Company shall deliver to
          -------------------
Adelphia a share certificate for the Shares and Adelphia shall deliver to the Company an assignment (in form and substance satisfactory to the Company) of the Interest. In addition, both parties shall deliver the Registration Rights Agreement in the form set forth as Exhibit D to this Agreement. Adelphia shall deliver to the Partnership an amended Adelphia Affiliate Agreement having a ten
(10) year term, in the form set forth as Exhibit E to this Agreement.

9.   Restrictions on Transfer
     ------------------------

     9.1    No Transfer. No transfer of any kind of any Shares, or interests
            -----------
therein, shall be made unless the subject Shares have been registered under the Securities Act of 1933, as amended, or the Company has received an opinion of counsel, in form and substance satisfactory to the Company, that the proposed disposition is exempt from such registration.

     9.2    The Share Certificates. All certificates for the Shares shall be
            ----------------------
endorsed substantially as follows:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, assigned, pledged, or transferred in any manner unless such shares have been so registered or the Company has received an opinion of counsel (in form and substance satisfactory to the Company) that the proposed transaction is exempt from such registration.

Further, the Company shall cause all certificates evidencing any of the Shares which are transferred subsequent to the execution of this Agreement to be endorsed with said legend.

     9.3    Additional Restrictions.  Adelphia agrees that for a period of 180
            -----------------------
days after the closing of the Public Offering, the Shares will be further subject to the restrictions on transfer that are imposed by the underwriters of the Public Offering on the shares of the Company held by Adelphia, Jones International, Ltd. and/or Glenn R. Jones.

10.  Adelphia's Future Interest; Put and Call Rights
     -----------------------------------------------

     10.1.  Effect of the Amended Partnership Agreement.  As more specifically
            -------------------------------------------
set forth in the Amended Partnership Agreement, the sale of the Interest to the Company shall not affect Adelphia's rights to participate on the Executive Committee of PIN, nor shall it affect Adelphia's participation with respect to the matters set forth in Section 6.5 of the existing partnership agreement of PIN, all of which rights shall carry over to the Amended Partnership Agreement. Immediately upon the sale of the Interest, Adelphia's ownership interest percentage in PIN and Adelphia's future ownership interest percentage in PIN will be dependent on the provisions of Section 2.2 of the Amended Partnership Agreement which deal with the number of subscribers to PIN provided under the Adelphia Agreement (as defined in the Amended Partnership Agreement).

     10.2  Adelphia's Future Interest.  Upon the sale of the Interest,
           --------------------------
Adelphia's right to earn an additional interest in PIN shall remain in effect, with the relevant period to earn such interest being October 2, 1996 to April 1, 1998. The interest that may be earned by Adelphia under the Amended Partnership Agreement (the "Adelphia Future Interest") shall be subject to the loss of interest provisions of Sections 2.2d and 8.3f of the Amended Partnership Agreement.

     10.3  The Call Right of the Company.  The Company shall have the right to
           -----------------------------
acquire a part or all of the Adelphia Future Interest at any time after April 2, 1998 and before December 31, 1998 (the "Call").

     10.4  The Put Right of Adelphia.  Adelphia shall have the right to require
           -------------------------
that the Company buy all of the Adelphia Future Interest at any time after April 2, 1998 and before December 31, 1998 (the "Put").

     10.5  Exercise of the Put or the Call.  A party who intends to exercise its
           -------------------------------
right under Section 10.3 or 10.4, as the case may be, shall give thirty (30) days notice to the other party of such election (the "Election Notice") and that the transaction shall close on the last day of such period. The Election Notice shall contain (i) a description of the transaction giving rise to the Election Notice and (ii) a statement of the proposed value of the Adelphia Future Interest (or portion thereof, in the event of a Call for only such portion) involved in the transaction. The parties shall use their best efforts to reach agreement on such value within the aforesaid time period. If they fail to do so, the value shall be determined by the procedure set forth in Section 10.6 below, and the closing shall be deferred for a period not to exceed ten (10) days to allow for the determination using such procedure.

     In the event of the exercise of either the Put or the Call, the consideration to be paid to Adelphia shall be, at the option of the Company, either shares of Class A Common Stock of the Company, cash, or both. The value of such shares shall be based on the average market price thereof for the twenty
(20) trading days preceding the date of the Election Notice. The average market price for a trading day shall be the mean of the closing bid and ask prices on the NASDAQ national stock market, or, if the Class A Common

Stock of the Company is not traded on such market, the average market price for a trading day shall be determined by applying the closest equivalent method to the market prices on the market where said shares are traded.

     At the closing, which shall be held at the offices of the Company, Adelphia shall deliver an assignment of the Adelphia Future Interest (or portion thereof, in the event of a Call for only such portion), in form and substance satisfactory to the Company. The Company shall deliver the consideration therefor, as described above. If shares of Class A Common Stock are issued as part of the consideration, the provisions of Sections 9.1 and 9.2 of this Agreement shall apply, and in addition, Adelphia shall have the right to have such shares registered under the Securities Act of 1933, as amended, and the parties shall deliver at the closing an agreement which shall provide to Adelphia registration rights similar to those expressed in the Registration Rights Agreement attached to this Agreement as Exhibit D.

     10.6  Procedure to Determine Value.  For purposes of Section 2 and 10.5 of
           ----------------------------
this Agreement, the valuation shall be made by one or more of the underwriters of the Public Offering, mutually agreeable to Adelphia and the Company, or if none is willing to provide such valuation, then it shall be made by a qualified party selected by Adelphia and the Company. If the parties are unable to reach agreement on a qualified party, then this matter shall be submitted to arbitration, in Denver, Colorado, before a panel of three (3) arbitrators. The rules of the American Arbitration Association shall apply. The party or parties performing the valuation shall take into account the respective values of PIN as an entirety and the Company, the admission of a new partner to PIN (if such has occurred) and other relevant factors and processes typically used in valuing business interests.

11.  General Provisions
     ------------------

     11.1  Survival of Representations and Warranties.  All statements contained
           ------------------------------------------
in this Agreement, in any certificate, schedule or other instrument delivered by or on behalf of Adelphia or the Company pursuant hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties hereunder by Adelphia or the Company respectively and shall survive the Closing.

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

     11.2  Assignment.  No assignment of this Agreement or the rights, duties or
           ----------
benefits thereof, shall be made without the written consent of the non-assigning party.

     11.3  Notices.  Notwithstanding anything contained herein to the contrary,
           -------
all notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon receipt at the address specified if mailed, by certified mail or commercial delivery service, postage prepaid, to the parties or their assignees to the following addresses (or at such other address as shall be given in writing by any party to the others):

To Company:     Jones International Networks, Ltd.
                9697 E. Mineral Avenue
                P.O. Box 3309
                Englewood, CO  80155-3309
                Attn:  Mr. Jay B. Lewis
                Telecopy Number:  (303) 799-4675
                Copy to:  General Counsel

To Adelphia:    Adelphia Communications Corporation
                5 West Third Street
                Coudersport, PA  16915
                Attn:  Mr. Jeff Abbas
                Copy to:  General Counsel


     11.4  Amendments.  No amendment to this Agreement shall be effective unless
           ----------
in writing and signed by each of the parties hereto.

     11.5  Remedies Not Exclusive.  Except as otherwise specifically provided,
           ----------------------
no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, including without limitations, specific performance, offset or damages. The election by a party of one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

     11.6  Successors and Assigns.  All covenants, representations, warranties
           ----------------------
and agreements of the parties contained herein shall be binding upon and inure to the benefit of their respective permitted successors and permitted assigns.

     11.7   Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.8   Captions and Section Headings.  Captions and section headings used
            -----------------------------
herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

     11.9   Entire Agreement.  No person, whether or not an officer, agent,
            ----------------
employee or representative of any party has made or has any authority to make for or on behalf of that party any agreement, representation, warranty, statement, promise, arrangement or understanding ("Parol Agreements") not expressly set forth in this Agreement and any certificates, schedules or other instruments referred to herein. This Agreement and any certificates, schedules or other instruments referred to herein constitute the entire agreement between the parties and supersede all prior or concurrent, oral or written, express or implied Parol Agreements with respect to the subject matter thereof. The parties acknowledge that in entering into this Agreement they have not and will not in any manner rely upon any Parol Agreements not specifically set forth in this Agreement.

     11.10  Governing Law.  This Agreement shall be deemed a contract made under
            -------------
and shall be construed and enforced and the legality and validity of each term and condition shall be determined in accordance with the State of Colorado applicable to contracts fully executed and to be performed therein.

     11.11  Further Cooperation.  The parties agree to execute such further
            -------------------
documents and perform such further acts as may be necessary or appropriate to carry out the purpose of this Agreement and, specifically, the parties agree to use their best efforts to obtain the consent referred to in Section 7.1 of this Agreement.



                            (EXECUTION PAGE FOLLOWS)

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.


                                 Jones International Networks, Ltd.

                                 By:  /s/ Gregory J. Liptak
                                     ----------------------
                                 Title:  President
                                       --------------------

                                 Adelphia Communications Corporation

                                 By:  /s/ Jeff Abbas
                                     ----------------------
                                 Title:
                                       --------------------

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